SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2006


                            COLLEGE PARTNERSHIP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Nevada                            000-30323                   84-1416023
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

             333 S. Allison Parkway, Suite 100, Lakewood, CO 80226
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (303) 804-0155
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


                       Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


                     Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


      Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

AJ Robbins, former auditors for the Company, terminated as auditor on August 7, 2006. E. Randall Gruber, CPA, PC was subsequently engaged as auditor for Company.

The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

In connection with audit of the two most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

No audit report was issued by AJ Robbins.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None


                 Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 8, 2006, David Lott was appointed a director of the Company. Mr. Lott brings to the Company development experience. In addition to his duties with College Partnership, as an Independent Member of the Board of Directors, Mr. Lott holds the position of Chairman of the Board of Friendlyway Corporation, an e-banking company based in Colorado Springs, Colorado. In the 1908s, Mr. Lott started and managed a land development firm in Memphis, Tennessee with over 200 employees. Mr. Lott orchestrated a sale of Friendlyway Corporation to Leaseco Management, Inc. in 1993. In 1999, Mr. Lott founded Limelight Media Group, a company devoted to developing a centralized digital content management firm. He held the Chief Executive Officer and Chairman positions and arranged for the Company to go public in November of 2001. In June 2005, Limelight acquired Impart Media Group and became a firm devoted to digital signage and network marketing. Mr. Lott resigned as CEO in March of 2006. Mr. Lott holds a BS degree from the University of Tennessee in Resource Management, and he's completed post graduate work at Wharton College. Mr. Lott replaces Dr. Vernon Alden on the Board of College Partnership.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

                       Section 6 Assets-Backed Securities


Item 6.01 ABS Informational and Computational Material

None

Item 6.02 Change of Servicer or Trustee

None

Item 6.03 Change in Credit Enhancement or Other External Support

None

Item 6.04 Failure to Make a Required Distribution

None

Item 6.05 Securities Act Updating Disclosure

None


                           Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


                            Section 8 - Other Events

Item 8.01 Other Events

None

                 Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements: None

        B.  Exhibits: 16 Resignation of AJ Robbins
                      23.1 Consent of AJ Robbins
                      23.2 Consent of E. Randall Gruber, CPA, PC

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 25, 2006               COLLEGE PARTNERSHIP, INC.



                                    By: /s/ Janice Jones
                                        ----------------------------------------
                                        Janice Jones, Secretary/Treasurer